[THE AMERICAN FUNDS GROUP(R)]

CAPITAL INCOME BUILDER

SEMI-ANNUAL REPORT 1999
FOR THE SIX MONTHS ENDED APRIL 30

[cover photos:  Margaret Starr, shareholder; Slipper Rock University, PA]

[cover graphic:  Capital Income Builder logo]

Capital Income Builder's goal is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

CAPITAL INCOME BUILDER(r) was created in 1987 expressly for investors seeking above-average and growing income, along with reduced risk in declining markets and reasonable participation in rising markets.

CIB is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

About the cover: Two very different shareholders - Margaret Starr, of Midland, Texas and the Slippery Rock University Foundation in Pennsylvania - have used the rising income from CIB to meet their goals.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +253.07%, or +13.45% a year; 5 years: +93.36%, or +14.10% a year; 12 months: -3.50%. Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of May 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 3.52%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


FELLOW INVESTORS:

The "stair-step" chart across the next two pages is familiar to most of you. We have presented it in almost every report since the fund began nearly 12 years ago because it so graphically illustrates Capital Income Builder's central objective: steady dividend growth for investors who want or need above-average income. We are pleased to report that CIB's dividend increased in June by 0.5 cents to 48.5 cents a share.

If you reinvest your capital gain distributions, as do 96% of our shareholders, your June dividend income from the fund is 6.1% more than in the same period a year ago. It is 99.6% higher than CIB's first full-quarter dividend payment in December 1987, an average compound growth rate for income of 6.2%. Even without counting the price appreciation of CIB's portfolio, this far outpaces the 3.3% average inflation rate of the Consumer Price Index from December 31, 1987 through April 30, 1999.

The fund's April dividend rate was 4.1% at net asset value, significantly above the record-low 1.2% yield of the unmanaged Standard & Poor's 500 Stock Composite Index. It also exceeds the 1.5% average of 234 equity-income funds as well as the 0.5% average of more than 3,000 general equity funds. Both averages are tracked by Lipper, Inc.

RECENT RESULTS

To achieve its objective of above-average and growing income, CIB invests in both stocks and bonds. With dividend yields so unusually low in the United States, a growing proportion of our stocks are issued by companies based outside this country, where dividend yields currently are on average a bit higher.

Because of Capital Income Builder's unique objective and variety of assets, a single benchmark for results doesn't exist. For the six months ended April 30, CIB had a total return of 6.9%. The S&P 500, an index of mostly large U.S. company stocks that does not reflect the income goals of CIB, returned 22.3%, while the MSCI World Index, which measures 22 major stock markets worldwide including the U.S., had a total return of 19.8% for the period. The rise in the S&P 500 has been led by the stocks of a small group of low dividend-paying companies. The Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, had a total return of 0.7%.

[Begin bar chart]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
Dividends as declared and as adjusted for reinvested capital gains (cents per share)
(Index: December 1987 = 100)

                                          Additional income earned

                                          on initial shares if the

                                          capital gain distributions        Inflation=

                                          paid in December 1991, 1992,      Consumer Price

                                          1993, 1994, 1995, 1996, 1997      Index (through

Fiscal Quarters          Dividend         and 1998 were reinvested          March 1999)

4 Aug-Oct 1987           22*              -                                 -

1 Nov-Jan 1988           28               -                                 100

2 Feb-Apr 1988           28.5             -                                 101

3 May-Jul 1988           29               -                                 102.3

4 Aug-Oct 1988           29.5             -                                 103.8

1 Nov-Jan 1989           30               -                                 104.4

2 Feb-Apr 1989           30.5             -                                 106

3 May-Jul 1989           31               -                                 107.5

4 Aug-Oct 1989           31.5             -                                 108.3

1 Nov-Jan 1990           32.5             -                                 109.3

2 Feb-Apr 1990           33               -                                 111.5

3 May-Jul 1990           33.5             -                                 112.6

4 Aug-Oct 1990           34               -                                 115

1 Nov-Jan 1991           34.5             -                                 115.9

2 Feb-Apr 1991           35               -                                 117

3 May-Jul 1991           35.5             -                                 117.9

4 Aug-Oct 1991           36               -                                 118.9

1 Nov-Jan 1992           36.5             -                                 119.5

2 Feb-Apr 1992           37               .3                                120.7

3 May-Jul 1992           37.5             .3                                121.5

4 Aug-Oct 1992           38               .3                                122.4

1 Nov-Jan 1993           38.5             .3                                123

2 Feb-Apr 1993           39               .5                                124.4

3 May-Jul 1993           39.5             .5                                125.1

4 Aug-Oct 1993           40               .5                                125.7

1 Nov-Jan 1994           40.5             .5                                126.3

2 Feb-Apr 1994           41               .6                                127.6

3 May-Jul 1994           41.5             .6                                128.2

4 Aug-Oct 1994           42               .6                                129.5

1 Nov-Jan 1995           42.5             .6                                129.7

2 Feb-Apr 1995           43               .8                                131.2

3 May-Jul 1995           43.5             .8                                132.1

4 Aug-Oct 1995           44               .8                                132.8

1 Nov-Jan 1996           44.5             .8                                133

2 Feb-Apr 1996           45               1.4                               134.9

3 May-Jul 1996           45.5             1.5                               135.8

4 Aug-Oct 1996           46               1.5                               136.7

1 Nov-Jan 1997           46.5             1.5                               137.4

2 Feb-Apr 1997           46.5             1.6                               138.6

3 May-Jul 1997           47.0             2.4                               138.9

4 Aug-Oct 1997           47.5             2.4                               139.7

1 Nov-Jan 1998           48.0             2.4                               139.8

2 Feb-Apr 1998           48               4.2                               140.6

3 May-Jul 1998           48.5             4.2                               141.2

4 Aug-Oct 1998           49.0             4.3                               141.8

1 Nov-Jan 1999           49.5             4.3                               142.0

2 Feb-Apr 1999           48.0             7.3                               143.0

3 May-Jul 1999           48.5             7.4


* After less than a full quarter of operations
[end chart]

Fiscal Quarters:   1 Nov-Jan   2 Feb-Apr   3 May-Jul   4 Aug-Oct

*After less than a full quarter of operations

When equity markets are in a mode of rapid appreciation, as the U.S. market has for the past five years with only a few brief pauses, the slow and steady approach of investing for dividend income can seem somewhat out of step. It has not always been so. Depending on the period being measured, CIB has provided a total return sometimes above, sometimes below that of indexes such as the S&P
500. But during the sharp downturns that stock markets are subject to from time to time, CIB has shown the stability that one seeks with a dividend income strategy. Last summer, when the market briefly lost nearly 20% of its value, CIB declined only 11%. Over its lifetime, CIB has provided an average annual total return of 13.3%, below the 16.1% of the S&P 500, but equal to the 13.3% average of all general equity funds.

LARGEST HOLDINGS

CIB's largest industry concentrations, banking and telecommunications, have been excellent sources of income and dividend growth during the past 12 months. Bank stocks, which represent 19.0% of the fund's net assets, had an average yield of 2.9%. During the past six months, First Union, the fund's largest holding, increased its dividend 11.9% and BANK ONE, our second-largest holding, raised its dividend 10.5%. Notable among our other bank holdings, AmSouth Bancorporation declared a 25% increase in its dividend rate. Even though bank stocks have generally been weak in recent months, we believe CIB's bank holdings remain attractive long-term investments.

Telecommunications companies, accounting for 10.2% of net assets at April 30, also yielded an average 2.9% over the past 12 months. Telecom Argentina STET-France Telecom increased its dividend 9.6%, SBC Communications raised its dividend 4.3% and Ameritech's dividend rose 5.8%. The fund's telecommunications holdings offer significant opportunities from growth in wireless telephones and the Internet, as well as cost cutting in the industry.

We continue to believe that Capital Income Builder's focus on identifying companies with strong dividend prospects is a solid long-term investment strategy. Especially in a period when stock market prices have been so strong, driven in large part by Internet and other technology stocks, it is important to look beyond short-term market movements and keep basic objectives in mind.

Thank you for your interest in Capital Income Builder.

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/James B. Lovelace
James B. Lovelace
President


June 11, 1999


Capital Income Builder, Inc.                                                                                 Unaudited
Investment Portfolio, April 30, 1999

                                                                                        Shares or     Market   Percent
                                                                                        Principal      Value    Of Net
Equity Securitites                                                                         Amount (Millions)    Assets
--------------------------------------------                                              -------    -------   -------
ENERGY
ENERGY SOURCES  -  3.74%
BP Amoco PLC (ADR)                                                                         750,000    $84.891     0.90%
CalEnergy Capital Trust II 6.25% convertible preferred 2012 (1)                            130,000      6.240       .07
Chevron Corp.                                                                              800,000     79.800       .84
Fortum Oyj                                                                               2,365,000     12.638       .13
Kerr-McGee Corp.                                                                           200,000      8.475       .09
Phillips Petroleum Co.                                                                   1,125,000     56.953       .60
Royal Dutch Petroleum Co. (New York Registered Shares)                                     880,000     51.645
"Shell" Transport and Trading Co., PLC (New York Registered Shares)                        850,000     38.622       .96
Ultramar Diamond Shamrock Corp.                                                            650,000     14.991       .15
UTILITIES: ELECTRIC & GAS  -  6.90%
Australian Gas Light Co.                                                                 1,137,575      8.043       .08
Central and South West Corp.                                                             1,450,000     35.978       .38
Dominion Resources, Inc.                                                                   250,000     10.281       .11
DPL Inc.                                                                                 2,684,200     47.980       .51
DTE Energy Co.                                                                             350,000     14.284       .15
GPU, Inc.                                                                                1,150,000     43.844       .46
KeySpan Energy Corp.                                                                     2,428,800     64.970       .69
National Power PLC                                                                      10,600,000     85.001       .90
Nevada Power Co.                                                                           920,000     23.748       .25
NiSource Inc. (formerly NIPSCO Industries, Inc.)                                           900,000     24.975       .26
PowerGen PLC                                                                             1,600,000     17.473       .18
Scottish and Southern Energy PLC                                                        12,500,000    117.225      1.24
Williams Companies, Inc.                                                                 3,383,250    159.858      1.69
                                                                                                     -------   -------
                                                                                                    1,007.915     10.64
                                                                                                     -------   -------

MATERIALS
CHEMICALS  -  0.09%
E.I. du Pont de Nemours and Co.                                                            120,000      8.475       .09
FOREST PRODUCTS & PAPER  -  1.20%
Chesapeake Corp.                                                                           300,000      9.750       .10
Potlatch  Corp.                                                                            936,000     38.785       .41
Rayonier Inc.                                                                              465,600     21.243       .22
Stora Enso Oyj, Class A                                                                    223,647      2.556
Stora Enso Oyj, Class R                                                                    800,000      9.354       .13
Union Camp Corp.                                                                           400,000     31.750       .34
METALS: NONFERROUS  -  0.46%
Billiton PLC                                                                            11,000,000     37.347       .39
USX Corp. 6.75% DECS convertible preferred 2000                                            500,000      6.562       .07
MISCELLANEOUS MATERIALS & COMMODITIES  -  0.18%
De Beers Consolidated Mines Ltd.                                                           700,000     17.522       .18
                                                                                                     -------   -------
                                                                                                      183.344      1.93
                                                                                                     -------   -------

CAPITAL EQUIPMENT
ELECTRONIC INSTRUMENTS  -  0.03%
Thermo Instrument Systems Inc. 4.50% convertible debentures 2003 (1)                   $3,000,000       2.610       .03
INDUSTRIAL COMPONENTS  -  0.41%
Tomkins PLC                                                                              9,250,000     39.285       .41
                                                                                                     -------   -------
                                                                                                       41.895       .44
                                                                                                     -------   -------


CONSUMER GOODS
AUTOMOBILES  -  1.01%
Ford Motor Co.                                                                           1,500,000     95.906      1.01
BEVERAGES & TOBACCO  -  3.13%
Foster's Brewing Group Ltd.                                                             16,000,000     46.605       .49
Gallaher Group PLC                                                                       8,800,000     49.926       .53
Philip Morris Companies Inc.                                                             2,715,000     95.195      1.00
RJR Nabisco Holdings Corp.                                                               1,275,000     32.831       .35
Societe Nationale d'Exploitation Industrielle des Tabacs                                   575,000     34.679       .37
  et Allumettes "SEITA"
UST Inc.                                                                                 1,350,000     37.632       .39
HEALTH & PERSONAL CARE  -  0.54%
Bristol-Myers Squibb Co.                                                                   800,000     50.850       .54
                                                                                                     -------   -------
                                                                                                      443.624      4.68
                                                                                                     -------   -------

SERVICES
BROADCASTING & PUBLISHING  -  0.38%
Golden Books Family Entertainment, Inc. 8.75% convertible                                  100,000       .350       .00
  TOPrS 2016 (2,3)
Houston Industries Inc. 7.00% ACES convertible preferred 2000                              170,000     20.060       .21
West Australian Newspapers Holdings Ltd.                                                 4,165,000     15.275       .17
BUSINESS & PUBLIC SERVICES  -  4.34%
American Water Works Co., Inc.                                                           1,850,000     52.609       .56
Autopistas del Mare Nostrum, SA Concesionaria del Estado                                   750,000     16.824       .18
Cendant Corp. 7.50% PRIDES convertible preferred                                           400,000     12.675       .13
Hutchison Delta Finance Ltd. 7.00% convertible debentures 2002 (1,3)                  $11,000,000      11.000       .12
Hyder PLC                                                                                6,080,000     75.634       .80
Philadelphia Suburban Corp.                                                                429,600      9.693       .10
Thames Water PLC                                                                         6,427,083     89.041       .94
United Utilities PLC                                                                    12,696,023    143.447      1.51
LEISURE & TOURISM  -  0.25%
Host Marriott Financial Trust 6.75% QUIPS convertible preferred 2026                       400,000     18.250       .19
Sky City Ltd., installment receipts                                                      2,215,750      5.519       .06
MERCHANDISING  -  0.76%
J.C. Penney Co., Inc.                                                                      950,000     43.344       .46
Safeway PLC                                                                              6,750,000     28.098       .30
TELECOMMUNICATIONS  -  10.21%
Ameritech Corp.                                                                          1,950,000    133.453      1.41
BCT. TELUS Communications Inc.                                                           1,010,489     25.072       .26
Deutsche Telekom AG                                                                      4,607,300    181.837      1.92
France Telecom SA                                                                          200,000     16.178       .17
Hong Kong Telecommunications Ltd. (ADR)                                                  2,454,377     65.655       .69
Koninklijke PTT Nederland NV                                                             1,800,593     75.256       .79
SBC Communications Inc.                                                                  1,000,000     56.000       .59
Swisscom AG (2)                                                                            273,181    100.447      1.06
Telecom Argentina STET-France Telecom SA, Class B (ADR)                                    359,200     12.392       .13
Telecom Corp. of New Zealand Ltd.                                                       15,784,160     81.984
Telecom Corp. of New Zealand Ltd. (1)                                                    8,380,000     43.526      1.34
Telecom Corp. of New Zealand Ltd. (ADR)                                                     25,000      1.030
Telecom Italia SpA                                                                      23,221,200    124.842      1.32
Telefonica, SA                                                                             230,600     10.821
Telefonica, SA, rights, expire 5/20/1999 (2)                                               230,600       .215       .12
U S WEST, Inc.                                                                             750,000     39.234       .41
TRANSPORTATION: AIRLINES  -  0.51%
Qantas Airways Ltd.                                                                     17,495,065     47.977       .51
                                                                                                     -------   -------
                                                                                                    1,557.738     16.45
                                                                                                     -------   -------

FINANCE
BANKING  -  19.01%
AmSouth Bancorporation                                                                   2,100,000     99.881      1.05
Australia and New Zealand Banking Group Ltd.                                             2,400,000     18.983       .20
BancWest Corp.                                                                             400,000     15.925       .17
Bank of America Corp.                                                                    1,000,000     72.000       .76
Bank of Nova Scotia                                                                      4,241,600    100.734      1.06
BANK ONE CORP.                                                                           3,238,000    191.042      2.02
Barclays PLC                                                                             3,500,000    111.041      1.17
Chase Manhattan Corp.                                                                      800,000     66.200       .70
Comerica Inc.                                                                              600,000     39.038       .41
Commonwealth Bank of Australia                                                           1,676,000     30.473       .32
First Security Corp.                                                                     1,933,600     36.738       .39
First Union Corp.                                                                        4,949,406    274.073      2.89
ForeningsSparbanken AB                                                                     755,700     16.626       .18
HSBC Holdings PLC                                                                        1,016,583     37.776       .40
Huntington Bancshares Inc.                                                               2,100,000     74.419       .79
KeyCorp                                                                                  2,190,000     67.753       .72
Keystone Financial, Inc.                                                                 1,127,550     36.223       .38
J.P. Morgan & Co. Inc.                                                                     120,000     16.170       .17
National Australia Bank Ltd.                                                             3,162,569     61.483       .65
National City Corp.                                                                        800,000     57.400       .61
Royal Bank of Canada                                                                     1,515,000     73.829       .78
United Bankshares, Inc.                                                                  1,274,500     34.412       .36
Wachovia Corp.                                                                           1,237,875    108.778      1.15
Washington Mutual, Inc.                                                                  1,100,000     45.238       .48
Westpac Banking Corp.                                                                    7,252,895     55.289       .58
Wilmington Trust Corp.                                                                     950,000     58.366       .62
FINANCIAL SERVICES  -  0.59%
Health Care Property Investors, Inc.                                                     1,545,000     47.509       .50
Imperial Credit Commercial Mortgage Investment Corp.                                       900,000      8.831       .09
INSURANCE  -  2.83%
American General Corp.                                                                     160,000     11.840       .12
Lincoln National Corp.                                                                   1,049,000    100.769      1.06
Ohio Casualty Corp.                                                                        717,500     26.660       .28
Royal & Sun Alliance Insurance Group PLC                                                 4,465,329     38.467       .41
XL Capital Ltd. (formerly EXEL Ltd.)                                                     1,500,800     91.080       .96
REAL ESTATE  -  4.55%
AMB Property Corp.                                                                         900,000     19.800       .21
Apartment Investment and Management Co., Class A                                         1,125,000     45.070       .48
Archstone Communities Trust                                                              4,784,585    108.550      1.15
Bradley Real Estate, Inc.                                                                1,045,000     20.835       .22
Cabot Industrial Trust                                                                     695,000     14.161       .15
CarrAmerica Realty Corp.                                                                 1,620,000     40.095       .42
CCA Prison Realty Trust                                                                    429,400      8.373       .09
Correctional Properties Trust                                                              110,000      1.904       .02
Equity Residential Properties Trust                                                        195,000      9.019       .10
Glenborough Realty Trust Inc., Series A, 7.75% convertible                                 400,000      7.225       .08
  preferred 2049
Kimco Realty Corp.                                                                         510,000     20.018       .21
Meditrust Corp., paired stock                                                            2,460,000     30.596       .32
ProLogis Trust                                                                           1,191,114     25.013       .26
Spieker Properties, Inc.                                                                   250,000      9.813       .10
Washington Real Estate Investment Trust                                                    145,500      2.464       .03
Weeks Corp.                                                                                485,000     15.065       .16
Weingarten Realty Investors                                                              1,260,000     52.211       .55
                                                                                                     -------   -------
                                                                                                    2,555.258     26.98
                                                                                                     -------   -------

MULTI-INDUSTRY, GOLD MINES & MISCELLANEOUS
MULTI-INDUSTRY  -  0.20%
Hunting PLC                                                                              4,260,000     10.749       .11
Lend Lease Corp. Ltd.                                                                      621,354      8.365       .09

GOLD MINES  -  0.36%
Anglogold Ltd.                                                                             729,000     34.334       .36

MISCELLANEOUS  -  2.82%
Equity securities in initial period of acquisition                                      29,776,922    267.119      2.82
                                                                                                     -------   -------
                                                                                                      320.567      3.38
                                                                                                     -------   -------
TOTAL EQUITY SECURITIES (cost:  $4,028.054 million)                                                 6,110.341     64.50
                                                                                                     -------   -------

                                                                                        Principal
Bonds and Notes                                                                            Amount
----------------------------------------------                                            -------    -------   -------
Corporate
----------------------------------------------                                            -------    -------   -------
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class C, 8.15%  2019 (4)                                                  $  5,400,135       5.390       .06
Allegiance Corp. 7.80% 2016                                                              3,000,000      3.257       .03
Atlas Air, Inc., 1998-1 Pass Through Trust, Class A, 7.38% 2018 (4)                      8,925,652      9.053
Atlas Air, Inc., 1998-1 Pass Through Trust, Class B, 7.68% 2014 (4)                      4,968,234      4.991       .15
Cable & Wireless Communications PLC 6.625%-6.75% 2005-2008                               9,625,000      9.662       .10
Cablevision Systems Corp. 7.875%-8.125% 2007-2009                                        5,500,000      5.831       .06
CarrAmerica Realty Corp. 6.625% 2000                                                    10,000,000      9.946       .11
Century Communications Corp. 8.75% 2007                                                  2,000,000      2.080       .02
Charter Communications Holdings, LLC  8.25% 2007 (1)                                     6,000,000      6.135       .06
Columbia Gas System, Inc., Series G, 7.62% 2025                                          3,000,000      2.996
Columbia Gas System, Inc., Series C, 6.80% 2005                                          2,000,000      2.051       .05
Columbia/HCA Healthcare Corp. 6.125%-6.91% 2000-2045                                    52,830,000     50.814       .54
Conoco Inc. 5.90% 2004                                                                  43,000,000     42.629       .45
Container Corp. of America 9.75% 2003                                                    8,485,000      8.909       .09
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class A, 7.461% 2016 (4)                                                 1,900,980      1.982
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4, Class A, 6.90% 2018 (4)                                                  5,000,000      5.073       .10
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class C, 7.42%  2007 (4,5)                                               2,825,890      2.845
Cox Radio, Inc. 6.375% 2005                                                              3,500,000      3.480       .04
Delphi Automotive Systems Corp. 6.50% 2009                                               6,250,000      6.238       .07
Delta Air Lines, Inc., 1991 Equipment Certificates Trust,
 Series K, 10.00% 2014 (1)                                                               2,000,000      2.329       .02
DLJ Mortgage Acceptance Corp., Series 1996-CF1, Class A-1A, 7.28% 2028                   1,983,963      2.031       .02
EOP Operating LP 6.625%-6.75% 2005-2008                                                  3,250,000      3.183       .03
Federal-Mogul Corp. 7.50% 2009 (1)                                                       5,000,000      4.872       .05
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015 (4)                                                               4,250,000      4.286       .05
Fred Meyer, Inc. 7.375%-7.45% 2005-2008                                                  5,000,000      5.231       .06
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                           2,000,000      1.361       .01
Hearst-Argyle Television, Inc. 7.00% 2007-2018                                           3,000,000      2.946       .03
Highwoods/Forsyth LP 6.835% MOPPRS 2003                                                  2,500,000      2.448       .03
Irvine Apartment Communities, LP 7.00% 2007                                              7,000,000      6.208       .07
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)                              5,000,000      5.782       .06
McDermott Inc. 9.375% 2002                                                               6,000,000      6.333       .07
McKesson Corp. 6.40% 2008                                                                4,000,000      3.948       .04
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured Housing
 Contracts, Series 1995-C2, Class A-1, 7.222% 2021 (5)                                   1,488,635      1.494       .02
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002                                              2,491,853      2.641       .03
Omega Healthcare Investors, Inc. 6.95% 2002-2007                                        15,500,000     14.498       .15
Owens-Illinois, Inc. 7.85%-8.10% 2004-2007                                               2,000,000      2.059       .02
Paperboard Industries International Inc. 8.375% 2007                                     4,750,000      4.821       .05
Price REIT, Inc. 7.50% 2006                                                             11,000,000     11.250       .12
ProLogis Trust 7.05% 2006                                                                3,000,000      2.982       .03
Qwest Communications International Inc. 0%/9.47% 2007 (6)                                2,000,000      1.631       .02
Riggs National Corp. 8.50% 2006                                                          2,600,000      2.707       .03
Rite Aid Corp. 7.125% 2007                                                               5,000,000      5.059       .05
Rykoff-Sexton, Inc. 8.875% 2003                                                          1,005,000      1.035       .01
Security Capital Group Inc. 7.15% 2007                                                   7,500,000      7.105       .08
Security Capital Pacific Trust 7.25% 2004                                                5,000,000      5.048       .05
Spieker Properties, LP 6.75%-6.875% 2005-2008                                           15,000,000     14.791       .16
Tenet Healthcare Corp. 8.125% 2008 (1)                                                  10,000,000      9.800       .10
Time Warner Inc. 10.15% 2012                                                             5,000,000      6.458       .07
Wellsford Residential Property Trust 7.75% 2005                                          2,500,000      2.604       .03
WestPoint Stevens Inc. 7.875% 2005                                                       5,000,000      5.113       .05
                                                                                                     -------   -------
                                                                                                      335.416      3.54
                                                                                                     -------   -------


GOVERNMENTS AND GOVERNMENTAL AUTHORITIES
Canadian Government 7.00% September 2001                                            C$ 40,000,000      28.715       .30
                                                                                                     -------   -------
                                                                                                       28.715       .30
                                                                                                     -------   -------

U.S. TREASURIES
6.375% May 2000                                                                        100,000,000    101.406      1.07
8.75% August 2000                                                                      150,000,000    156.821      1.66
6.125% September 2000                                                                   30,000,000     30.427       .32
8.00% May 2001                                                                           6,000,000      6.330       .07
6.50% May 2001                                                                           3,000,000      3.081       .03
14.25% February 2002                                                                    75,000,000     92.296       .97
11.125% August 2003                                                                     75,000,000     91.441       .97
6.50% May 2005                                                                           7,500,000      7.941       .08
6.125% August 2007                                                                       2,200,000      2.301       .02
6.375% August 2027                                                                       9,000,000      9.612       .10
                                                                                                     -------   -------
                                                                                                      501.656      5.29
                                                                                                     -------   -------
TOTAL BONDS AND NOTES (cost:  $875.646 million)                                                       865.787      9.13
                                                                                                     -------   -------
TOTAL INVESTMENT SECURITIES (cost: $4,903.700 million)                                              6,976.128     73.63
                                                                                                     -------   -------

Corporate Short-Term Notes
A.I. Credit Corp. 4.75%-4.80% due 5/26-7/7/1999                                         76,400,000     75.933       .80
American Express Credit Corp. 4.80%-4.82% due 5/25-6/14/1999                            73,800,000     73.452       .78
American General Finance Corp. 4.84% due 5/21/1999                                      41,000,000     40.884       .43
American Home Products Corp. 4.79%-4.85% due 5/18-7/6/1999 (1)                          77,300,000     76.726       .81
Archer Daniels Midland Co. 4.76%-4.83% due 5/20-8/2/1999                                95,400,000     94.703      1.00
Associates First Capital Corp. 4.81%-4.86% due 5/19-6/14/1999                           65,400,000     65.145       .69
AT&T Corp. 4.75%-4.81% due 5/17/1999                                                    70,000,000     69.841       .74
BellSouth Capital Funding Corp. 4.79%-4.81% due 5/7-5/19/1999 (1)                       72,800,000     72.692       .77
Ciesco LP 4.81%-4.82% due 5/19-6/4/1999                                                 87,300,000     86.957       .92
Coca-Cola Co. 4.76%-4.80% due 5/4-6/24/1999                                             66,400,000     66.177       .70
Commercial Credit Co. 4.81%-4.84% due 5/3-6/11/1999                                     82,500,000     82.199       .87
Deere & Co. 4.83% due 5/3-5/6/1999                                                      35,000,000     34.975       .37
E.I. du Pont de Nemours and Co. 4.84% due 6/16/1999                                     25,000,000     24.843       .26
Eastman Kodak Co. 4.78%-4.82% due 6/16-8/19/1999                                       105,415,000    104.361      1.10
Emerson Electric Co. 4.75%-4.81% due 5/6-5/27/1999                                      75,000,000     74.797       .79
Ford Motor Credit Co. 4.77%-4.83% due 5/14-7/9/1999                                    101,100,000    100.581      1.06
General Electric Capital Corp. 4.79%-4.81% due 7/9-7/21/1999                            75,000,000     74.240       .78
H.J. Heinz Co. 4.77%-4.81% due 5/24-6/25/1999                                           89,500,000     89.066       .94
Hershey Foods Corp. 4.81% due 6/7/1999                                                  25,000,000     24.874       .26
Household Finance Corp. 4.78%-4.79% due 6/8-6/15/1999                                   81,700,000     81.227       .86
Lucent Technologies Inc. 4.79%-4.82% due 5/18-6/2/1999                                  78,200,000     77.974       .83
National Rural Utilities Cooperative Finance Corp. 4.78%-4.81%                          72,900,000     72.622       .77
  due 5/4-7/13/1999
Procter & Gamble Co. 4.75%-4.82% due 5/7-6/28/1999                                      88,300,000     88.050       .93
Schering Corp. 4.74%-4.82% due 5/26-7/21/1999                                           72,500,000     71.966       .76
Warner-Lambert Co. 4.77%-4.81% due 5/24-6/10/1999 (1)                                   74,300,000     73.929       .76
                                                                                                     -------   -------
                                                                                                    1,798.214     18.98
                                                                                                     -------   -------
Federal Agency Discount Notes
Fannie Mae  4.72%-4.75% due 5/10-10/21/1999                                            128,695,000    127.627      1.35
Federal Home Loan Banks  4.69%-4.70% due 5/5-6/18/1999                                  70,000,000     69.668       .73
Freddie Mac  4.70%-4.77% due 5/13-7/15/1999                                            129,815,000    128.992      1.37
                                                                                                     -------   -------
                                                                                                      326.287      3.45
                                                                                                     -------   -------

U.S. Treasury Short-Term Notes
6.875% -8.50%  due 7/31/1999-2/15/2000                                                 400,000,000    405.984      4.29


TOTAL SHORT-TERM SECURITIES (cost:  $2,539.555 million)                                             2,530.485     26.72
EXCESS OF PAYABLES OVER CASH AND RECEIVABLES                                                           33.801       .35
                                                                                                     -------   -------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES,
  NET OF PAYABLES                                                                                   2,496.684     26.37
                                                                                                     -------   -------
NET ASSETS                                                                                         $9,472.812   100.00%
                                                                                                     =======   =======



(1) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(2) Non-income-producing security.

(3) Valued under procedures approved by the Board of Directors.

(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(5) Coupon rate changes periodically.

(6) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements



CAPITAL INCOME BUILDER
Equity Securities Appearing
 in the Portfolio since October 31, 1998

Anglogold
Bank of America
Billiton
Cabot Industrial Trust
Cendant
De Beers Consolidated Mines
Dominion Resources
Equity Residential Properties Trust
Fortum
Glenborough Realty Trust
Kerr-McGee
"Shell" Transport and Trading
Sky City
Stora Enso
Swisscom
Ultramar Diamond Shamrock


Equity Securities Eliminated
 from the Portfolio since October 31, 1998

Atlantic Richfield
British American Tobacco
Chrysler
Guardian Royal Exchange
HIH Winterthur International Holdings
Redwood Trust
Telefonica de Argentina
TNT Post Groep

Capital Income Builder                                                    Unaudited
Financial Statements


Statement of Assets and Liabilities
at April 30, 1999                                                       (dollars in
                                                                          millions)
Assets:
Investment securities at market (cost:$4,903.700)                        $6,976.128
Short-term securities (cost:$2,539.555)                                   2,530.485
Cash                                                                           .123
Receivables for-
 Sales of investments                                           $40.513
 Sales of fund's shares                                          15.920
 Forward currency contracts                                        .000
 Dividends and accrued interest                                  43.468      99.901
                                                                -------     -------
                                                                          9,606.637
Liabilities:
Payables for-
 Purchases of investments                                        66.600
 Repurchases of fund's shares                                     8.966
 Management services                                              2.216
 Dividends payable                                               52.272
 Accrued expenses                                                 3.771     133.825
                                                                -------     -------
Net Assets at April 30, 1999 - Equivalent to
 $47.86 per share on 197,931,209 shares of $0.01
 par value capital stock outstanding
 (authorized capital stock - 400,000,000 shares)                         $9,472.812
                                                                            =======

Statement of Operations
for the six months ended April 30, 1999
(dollars in millions)


Investment Income:
Income:
 Dividends                                                     $ 94.379
 Interest                                                       104.303    $198.682
                                                                -------
Expenses:
 Management services fee                                         13.842
 Distribution expenses                                           11.021
 Transfer agent fee                                               2.478
 Reports to shareholders                                           .000
 Registration statement and prospectus                             .408
 Postage, stationery and supplies                                  .371
 Directors' fees                                                   .074
 Auditing and legal fees                                           .046
 Custodian fee                                                     .472
 Taxes other than federal income tax                               .099
 Other expenses                                                    .099      28.910
                                                                -------     -------
 Net investment income                                                      169.772
                                                                            -------
Realized Gain and Unrealized Appreciation on
 Investments:
Net realized gain                                                           261.318
Net increase in unrealized appreciation on investments                      176.232
                                                                            -------
 Net realized gain and increase in unrealized
  appreciation on investments                                               437.550
                                                                            -------
Net Increase in Net Assets Resulting from Operations                       $607.322
                                                                            =======

See Notes to Financial Statements
Statement of Changes in Net Assets                           Six months        Year
 (dollars in millions)                                            ended       ended
                                                             4/30/1999*  10/31/1998
                                                                -------     -------
Operations:
Net investment income                                        $  169.772  $  357.940
Net realized gain on investments                                261.318     519.943
Net increase in unrealized appreciation on investments          176.232     108.040
                                                                -------     -------
 Net increase in net assets resulting from
  operations                                                    607.322     985.923
                                                                -------     -------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                           (171.842)   (360.241)
Distributions from net realized gain on investments            (510.675)   (256.425)
                                                                -------     -------
 Total dividends and distributions                             (682.517)   (616.666)
                                                                -------     -------
Capital Share Transactions:
Proceeds from shares sold: 16,064,687 and
 30,081,411 shares, respectively                                762.241   1,451.894
Proceeds from shares issued in reinvestment of net
 investment income dividends and distributions of
 net realized gain on investments: 13,738,051 and
 10,721,248 shares, respectively                                636.196     505.404
Cost of shares repurchased: 12,607,251 and 18,311,478
 shares, respectively                                          (597.234)   (881.077)
                                                                -------     -------
 Net increase in net assets resulting from capital
  share transactions                                            801.203   1,076.221
                                                                -------     -------
Total Increase in Net Assets                                    726.008   1,445.478

Net Assets:
Beginning of period                                           8,746.804   7,301.326
                                                                -------     -------
End of period (including undistributed net investment
 income: $1.410 and $3.480, respectively)                    $9,472.812  $8,746.804
                                                                =======     =======

* Unaudited
See Notes to Financial Statements

CAPITAL INCOME BUILDER
Notes to Financial Statements     Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Amortization of market discounts on securities is recognized upon disposition. Original issue discounts on securities are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are
declared daily from net investment income.   Distributions paid to shareholders
are recorded on the ex-dividend date.

NON-U.S. TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended April 30, 1999, such non-U.S. taxes were $2,811,000. Net realized currency losses on dividends, interest, and other receivables and payables, on a book basis, were $585,000 for the six months ended April 30, 1999.

2. FEDERAL INCOME TAXATION

   The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

   As of April 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,063,358,000, of which $2,220,007,000 related to appreciated securities and $156,649,000 related to depreciated securities. During the six months ended April 30, 1999, the fund realized, on a tax basis, a net capital gain of $261,903,000. Net losses related to non-U.S. currency transactions of $585,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,443,255,000 at April 30, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

   INVESTMENT ADVISORY FEE - The fee of $13,842,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's monthly gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

   DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended April 30, 1999, distribution expenses under the Plan were $11,021,000. As of April 30, 1999, accrued and unpaid distribution expenses were $3,280,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,286,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,478,000.

   DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 1999, aggregate deferred compensation and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors were $337,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

   The fund made purchases and sales of investment securities, excluding short-term securities, of $818,548,000 and $955,579,000, respectively, during the six months ended April 30, 1999.

   As of April 30, 1999, accumulated undistributed net realized gain on investments was $243,229,000 and additional paid-in capital was $7,163,464,000.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $472,000 includes $30,000 that was paid by these credits rather than in cash.


                                                          Six months
Per-Share Data and Ratios                                      ended Year ended
                                                           April 30, October 31
                                                            1999 (1)        1998    1997    1996    1995   1994

Net Asset Value, Beginning of Period                          $48.40     $46.14  $39.70  $36.27  $32.68  $34.42
                                                               -----      -----   -----   -----   -----   -----
 Income from Investment Operations:
  Net investment income                                          .88       2.09    1.74    1.95    1.69    1.73
  Net gains or losses on securities (both
   realized and unrealized)                                     2.28       3.87    7.20    3.92    3.69   (1.62)
                                                               -----      -----   -----   -----   -----   -----
   Total from investment operations                             3.16       5.96    8.94    5.87    5.38     .11
                                                               -----      -----   -----   -----   -----   -----
 Less Distributions:
  Dividends (from net investment income)                        (.89)     (2.09)  (1.77)  (1.94)  (1.69)  (1.73)
  Distributions (from capital gains)                           (2.81)     (1.61)   (.73)   (.50)   (.10)   (.12)
                                                               -----      -----   -----   -----   -----   -----
   Total distributions                                         (3.70)     (3.70)  (2.50)  (2.44)  (1.79)  (1.85)
                                                               -----      -----   -----   -----   -----   -----
Net Asset Value, End of Period                                $47.86     $48.40  $46.14  $39.70  $36.27  $32.68
                                                               =====      =====   =====   =====   =====   =====

Total Return (2)                                            6.86 (3)      13.33%  23.16%  16.76%  16.98%   .47%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                      $9,473     $8,747  $7,301  $5,418  $4,533  $3,629
 Ratio of expenses to average net assets                    .32% (3)       .64%    .65%    .71%    .72%    .73%
 Ratio of net income to average net assets                 1.86% (3)       4.35%   4.04%   5.19%   4.96%   5.29%
 Portfolio turnover rate                                  11.38% (3)      24.38%  27.65%  27.56%  18.06%  36.19%

(1)  Unaudited
(2)  Excludes maximum sales charge of 5.75%.
(3) Based on operations for the period shown and, accordingly, not representative of a full year.

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you would like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper

Litho in USA TAG/AL/3977
Lit. No. CIB-013-0699